BLACKROCK SERIES FUND, INC.
BlackRock Capital Appreciation Portfolio
(the “Fund”)
Supplement dated November 19, 2025 (the “Supplement”) to the Fund’s
Prospectus, dated May 1, 2025, as amended or supplemented to date
Effective immediately, the following changes are made to the Fund’s Prospectus:
The fourth paragraph of the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Capital Appreciation Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
The Fund may invest in companies of any size but emphasizes investments in companies that have large stock market capitalizations (currently, approximately $2 billion or more).
The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Capital Appreciation Portfolio— Portfolio Managers” is deleted in its entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Sally Du, CFA	2025	Director of BlackRock, Inc.
Reid Menge	2025	Managing Director of BlackRock, Inc.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
Investment Process
Fund management seeks to identify long-term, structural investment themes that are reshaping the global economy. Within these themes, management looks to invest in fundamentally sound companies that have above-average return potential based on factors such as revenue and earnings growth, estimate revisions, profitability and relative value. The factors and the weight assigned to a factor may change depending on market conditions. The disciplined investment process uses bottom‑up stock selection as the primary driver of returns, while incorporating quantitative tools to enhance decision-making. The Fund emphasizes large companies that exhibit above-average growth and accelerating earnings.
When constructing the portfolio, the Fund uses a quantitative, optimization-assisted process that considers the risk and factor profile of individual securities. This supports the portfolio managers in the construction of a portfolio that expresses the highest conviction stock-specific views while mitigating style and macro exposure.
While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.
The Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The fourth paragraph of the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
The Fund may invest in companies of any size but emphasizes investments in companies that have large stock market capitalizations (currently, approximately $2 billion or more).
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Sally Du, CFA, and Reid Menge are the portfolio managers and are jointly and primarily responsible for the day‑to‑day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.
The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:
Capital Appreciation Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sally Du, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019.
Reid Menge	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2020 to 2022.
Shareholders should retain this Supplement for future reference.

2